CONCENTRATION OF RISK	12 Months Ended
Sep. 30, 2011
Risks and Uncertainties [Abstract]
Concentration Risk Disclosure [Text Block]
NOTE 14 – CONCENTRATION OF RISK

Financial instruments, which potentially expose the Company to concentrations of risk, consist primarily of cash and trade accounts receivable.  At September 30, 2011, our cash balances did not exceed federally insured limits, but at September 30, 2010 the cash balances in our accounts exceeded federally insured limits by approximately $3,721,280.  The Company has not experienced any losses to date resulting from this policy.  Certain vendors to the Company also accounted for a large representation of its purchases.  The purchases from four vendors were in excess of 5% of purchases.  The Company routinely assesses the financial strength of its customers, and as a consequence believes the concentration of these credit risks are limited.